EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

 In connection with the Annual Report of SMTP, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Alena Chuprakova, Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2013	/s/ Alena Chuprakova
Alena Chuprakova

Principal Financial Officer